EXHIBIT 99.1
Smith & Wesson Michael Golden, President/CEO John Kelly, CFO June 2007

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company’s strategies, the demand for the Company’s products, the opportunity for growth of the Company, and anticipated sales and operating results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company’s reports filed with the SEC.

Investment Highlights • Highly valuable Smith & Wesson brand • Large market opportunity in safety, security, protection and sport • Leading market position in the handgun market • Recently entered all long-gun market segments (rifles, shotguns) • Experienced management team with proven track record • Strong financial performance Shares Outstanding: 39.7mm Price: $16.15 (at 6/15/07) Market Cap: $641mm

Company Profile • 155-year old American firearms company • Largest U.S. manufacturer of handguns & handcuffs • 2006 market share: – #1 in revolvers — FY2007 sales growth: 4.3% – #3 in pistols — FY2007 sales growth: 59.7% • New growth fueled by: – Taking share in $625M core handgun market – Expansion into $1.1B long gun market • 80% larger than handgun market • Acquired Thompson/Center Arms January 2007 • Launching S&W hunting rifle in mid-2007 • 1450 Employees in three non-union, U.S. factories: – Springfield, MA; Houlton, ME; Rochester, NH

Experienced Management Team • Michael Golden, President/CEO – 30 Yrs: Kohler, Stanley Works, Black and Decker, Procter & Gamble • John Kelly, CFO – 22 Yrs: Smith & Wesson • Leland Nichols, President, Smith & Wesson Firearms – 22 Yrs: Kohler, Stanley Works, Black and Decker • Gregg Ritz, President, Smith & Wesson Hunting – 14 Yrs: Thompson/Center Arms, Inc. • Tom Taylor, VP Marketing – 24 Yrs: Coca Cola, Frito-Lay • Tom Fimmen, VP Sales – 25 Yrs: Union Carbide, GE Silicones, Stanley Works (Wal-Mart Sales Mgr) • Ken Chandler, VP Operations – 22 Yrs: Ingersoll Rand, Autoliv • Bobbie Hunnicutt, VP Licensing – 25 Yrs: Meredith, Stanley Works, Harley-Davidson

S&W: 87% Brand Awareness
A company-sponsored, 2004 survey asked consumers about their future purchase intent:
Product / Service S&W Rank Current Status Revolvers #1 Served Pistols #1 Served Tactical Rifles #1 Served: March 2006 Shotguns #3 Served: June 2007 Hunting Rifles #3 Planned launch: Mid-2007 Security Systems #3 Not served Ammunition #4 Not served

Our Vision The most recognizable company in the global business of Safety...Security...Protection...Sport

Growth Strategy Use “Safety-Security-Protection-Sport” platform to enter new markets while continuing to drive growth in our core firearms businesses
Drive Growth in Handgun Market
• Innovative Products • Law Enforcement • Military/Federal Gov’t • International • Sporting Goods
Diversify into New Markets
• Long Guns • Law Enforcement • Criminal Investigation • Homeland Security • Defense
Build and Leverage Brand • Re-energize the legacy • Key to new market entry • Licensing opportunities • Marketing initiatives

Smith & Wesson — Handguns Revolvers/Pistols

Revolver / Pistol Market: $626MM 2005 (CALENDAR) U.S. 2006 (FISCAL) S&W SALES DOMESTIC NON-MILITARY MARKET –
Revolvers Pistols
$490MM $136MM
$61MM 45% $52MM* 11% S&W 2006 ( Includes Walther Market 2005 Products) *Does not include $10MM in Sigma Pistol Sales to U.S. Gov’t for Afghan Military
SOURCE: BATF 2005 Excise Tax Study & Smith & Wesson Management Estimates

Smith & Wesson Firearms Sales


(Year over Year Growth %)
60%
50%
40%
30%
20%
10%
0%
-10%
-3%
1%
13%
10%
14%
22%
24%
44%
48%
43%
46%
53%
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07

Smith&Wesson

11

Channel Management Strategy Sporting Goods Local LE

Strategy: Sporting Goods Channel • Growth in FY 2007: +35.2% • Sales Force Conversion: 30 U.S. Sales Employees • New Product Support: – M&P Pistol Family – M&P15 Tactical Rifle Series – “Classics” Series – Shotguns • Consumer “Pull” Promotions & Marketing – Shooting for Hawaii – NASCAR – Unrivaled editorial coverage Sporting Goods

Smith & Wesson Retail Focus
• Retail Impact Program – In-Store Merchandising – Focused brand message – Enhanced product presentation

Sporting Goods Sales Growth FY ($ In Millions)

Strategy: Military/Federal Government • Growth in FY 2007: $10.7MM vs $11MM in 2006. – Won: Four orders / 75K Units – US Gov’t to Afghanistan Military • Regular Visits to Washington by CEO, COO, Lobby Firm – Increasing visibility on industry issues, potential orders – Quality products, made in America, by an American Company • Anticipate military changing from 9 mm to 45 caliber – M&P45 Pistol launched January 2007 • Robust M&P Product Portfolio: – M&P40, M&P9, M&P40 Compact, M&P9 Compact, M&P45, M&P15 Tactical Rifle • Several federal agencies testing M&P Pistol and Rifle

Strategy: Law Enforcement
• Smith & Wesson originally owned 98% of LE: today 10% – Market Size: 17,000 Departments and 800,000 Officers – Goal: Re-take leadership with M&P Pistols & Rifles • Designed with and for Law Enforcement • Growth in FY 2007: 126% – 80% Win Rate – Represents 19,000 officers – 216 LE Departments committed to M&P Pistol – 150 departments currently testing • Experienced Leadership: – Several experienced Glock sales leaders hired FY 2006 • New, Full Polymer Pistol/Rifle Portfolio: – Jan 2006: M&P40 – Initial LE entry – May 2006: M&P9 — Preferred international caliber – Feb 2006: M&P15/15T – Provides SWAT tactical capability • (96% win rate 82 LE agencies) – Oct 2006: M&P9 Compact – Concealed carry – Jan 2007: M&P40 Compact – Concealed carry – Jan 2007: M&P45 Full Size – Military potential

Strategy: International
• Established & expanding sales channel and revenue base – Upgrading sales agents to enhance contacts in police/military • Europe, Latin America, Asia, Middle East • New Product Support: – M&P9: Domestic & international markets • Lobbying focus: – Shorten Federal export approval timeline – Raise $1MM Congressional approval export threshold • Growth in FY 2007: 10.1% (Q4 +59%)

Addressing New Growth Opportunities Safety...Security...Protection...Sport
Law Enforcement Homeland Market Long Guns Defense & Criminal Security Opportunities: Investigation Opportunities Outsource Manufacture Acquire License for Entry:

Smith & Wesson — Long Guns Rifles/Shotguns

Entering New Markets: Long Guns The long gun market is 80% larger than the handgun market
2005 U.S. DOMESTIC NON-MILITARY MARKET Bolt Action Rifles Shotguns $506mm (46%) $354MM (32%) $1.1 Billion Tactical Rifles $152MM (14%) Black Powder Rifles $80MM (7%)

Why the Long Gun Market?
•$ 1.1 Billion Market: 80% larger than handguns • Consumers already perceive S&W as a leader • Highly fragmented and void of sophisticated marketing • Solidly executing on long gun entry plan: – Entered long gun market March 2006: M&P15 Tactical Rifle • Sales/orders exceed 10% of market in first year – Unveiled first shotgun products January 2007 – S&W hunting rifle scheduled for mid-2007 launch – Acquired Thompson/Center Arms January 2007 • adds full complement of hunting rifles to portfolio • accelerates S&W entry/growth in the long gun market

Thompson/Center Arms
• Company Overview – 41-year old long gun company in Rochester, NH – Leading player in black powder and interchangeable firearms systems markets – 52% market share in black powder – Robust new product pipeline for 2007 • Launched first bolt action rifle January 2007 — ICON • Acquisition Benefits – Provides S&W immediate entry into hunting rifles – Long gun barrel manufacturing expertise accelerates S&W growth in rifles – Expands and strengthens existing distribution channels – No product overlap

Building the Brand: Licensing
• Upgrading Retail Licensee Portfolio: – Wilsons Leather, Gun Safes, Gun Cleaning Products, Hats/T-shirts, Automotive Future: Long Gun Accessories • Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: – Explosive-detection equipment – New Possibilities: Homeland Criminal Law Defense Security Investigation Enforcement Safety...Security...Protection...Sport & Brand Loyalty

Enhancing Productivity
• Achievements through FY 07: — Turns improvement +32% — Machine uptime improved to 85% — Guns/day output +57% vs ’05 +22% vs ’06 — Productivity ratio + 7% vs prior year
• Blending craftsmanship with technology: — Implementing Smith & Wesson Operating System — Investing in Equipment and Technology — Technology Cell – Pistol Manufacturing — New machining / Equipment re-furbishing

Financial Overview

Quarterly Income Statement Summary
Three Months Ended April 30, Year Ended April 30, (US$ in millions, except per share data) 2006 2007 2006 2007 Sales $51.9 $82.6 $157.9 $234.8 Gross Profit 18.2 26.6(a) 49.6 76.3(a) Gross Margin 34.8% 32.1% 31.0% 32.3% Operating Income $6.6 $9.6 $14.5 $24.4 Net Income 4.2 5.2 8.7 13.0 EPS $0.11 $0.12 $0.22 $0.31 Sales: +59% Sales: +49% Growth: Net Income: +23% Net Income: +49% (a) Cost of Goods Sold for the Fourth Quarter and Full Year Included an Adjustment for Amortization of the Step-up of Thompson/Center Inventory to FMV as Part of the Acquisition Accounting totaling $1.5 million and $2.7 million, respectively.

Annual Income Statement Summary
Year Ended April 30, (US$ in millions, except per share data) 2004 2005 2006 2007 Sales $ 117.9 $ 124.0 $ 157.9 $ 234.8 Gross Profit 39.1 40.9 49.6 76.3 Gross Margin 32.7% 32.5% 31.0% 32.3% Operating Income $ 4.8 $ 11.2 $ 14.5 $ 24.4 Operating Margin 4.0% 8.9% 9.9% 10.4% $ 0.8 $ 5.2 $ 8.7 $ 13.0 Net Income $ 0.02 $ 0.14 $ 0.22 $ 0.31 EPS Sales: +5% Sales: +27% Sales: +49% Growth: Net Income: Net Income: Net Income: +531% +66% +49% FY 07 Results reflect Thompson acquisition, including approximately $4.3 million in amortization of inventory FMV valuation and acquisition related intangibles

FY08 Annual Guidance (US$ in millions, except per share data) Net Product Sales $330.0 Net Income 28.0 Earnings per Diluted Share: $0.62

Investment Highlights • Highly valuable Smith & Wesson brand • Large market opportunity in safety, security, protection and sport • Leading market position in the handgun market • Recently entered all long-gun market segments (rifles, shotguns) • Experienced management team with proven track record • Strong financial performance Shares Outstanding: 39.7mm Price: $16.15 (at 6/15/07) Market Cap: $641mm

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